QUAKER® INVESTMENT TRUST

Supplement dated June 26, 2009
To the Prospectus Dated June 15, 2009 for the
QUAKER LONG-SHORT TACTICAL ALLOCATION FUND (THE “FUND”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective June 26, 2009, the following table replaces a similar table found in the section entitled “Past Performance and Expenses” on Page 4 of the Fund’s Prospectus:

Average Annual Total Returns as of December 31, 2008

	1 YEAR	5 YEARS	LIFETIME[1]
Class A Return Before Taxes	(19.00)%	0.40%	7.68%
Class A Return After Taxes on Distributions	(19.00)%	(0.83)%	4.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(12.35)%	(0.32)%	5.09%
Class C Return Before Taxes	N/A	N/A	N/A
Institutional Class Return Before Taxes	N/A	N/A	N/A
S&P 500 Total Return Index[2]	(37.00)%	(2.19)%	2.39%

1 The inception date for Class A shares of the Fund was December 31, 2002.  For Class C and Institutional Class Shares, the inception date was June 16, 2009.

2 The S&P 500® Total Return Index is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization.  The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.
QKPLSTL 062009